Events occurring after the reporting period	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period
33	Events occurring after the reporting period

Apart from the below, there were no other material subsequent events during the period from December 31, 2019 to the approval date of these financial statements by the Board of Directors on March 25, 2020.

(a)	Coronavirus pandemic (“Pandemic”)

With respect to the outbreak of the Pandemic, the Group has assessed and preliminarily concluded that there was no significant impact on the financial position of the Group subsequent to the year ended 31 December 2019 and up to the date of this report. The outbreak has caused temporary decrease in levels of activities of our users and performers and negatively affected our financial operations to certain extent. The Group will keep continuous attention on the situation of the Pandemic and react actively to its impacts on the operation and financial position of the Group.

(b)	Co-operation agreement with China Literature Limited (“China Literature”)

In the first quarter of 2020, the Group signed a five-year strategic partnership with China Literature, a subsidiary of Tencent listed in Hong Kong, which enable the Group to access to China Literature’s broad online library and license to produce certain long-form audio content that available on both the Group and China Literature’s platforms.

(c)	Repurchase of shares

In March 2020 and up to the date of this report, the Company repurchased ADSs from the open market for an aggregate consideration of approximately US$16 million in cash pursuant to the share repurchase program approved on December 17, 2019.